FEBRUARY 3, 2022 2021 TRANSITION PERIOD & CALENDAR YEAR 2021 EARNINGS CALL Exhibit 99.2

Disclosure notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In addition, oral statements made by our directors, officers and employees to the investor and analyst communities, media representatives and others, depending upon their nature, may also constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and often use words such as “anticipate,” “estimate,” “expect,” “believe,” “will likely result,” “outlook,” “project” and other words and expressions of similar meaning. Investors are cautioned not to place undue reliance on forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2021 and subsequent filings with the U.S. Securities and Exchange Commission. The Company may not succeed in addressing these and other risks. Consequently, all forward-looking statements in this presentation are qualified by the factors, risks and uncertainties contained therein. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date of this presentation and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this presentation. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs relate. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure can be found in the Appendix as well as the Company’s latest Form 8-K, filed with the SEC on February 3, 2022.

President & chief executive officer Julian francis

TRANSITION PERIOD HIGHLIGHTS

Net Income ($M)


$ 47
3.0%
$ 68
3.9%
$ 71
4.5%
$ 105
6.0%
GAAP
Adj. NI*
CYQ4'20
TP'21

Adj. EBITDA* ($M)


$ 143
9.1%
$ 174
9.9%
CYQ4'20
TP'21

Record calendar year fourth quarter or Transition Period ("TP'21") net sales, net income and Adjusted EBITDA*

- Sales growth vs. strong prior year comparable; Solid activity through the quarter
- Gross margin expansion YoY due to price execution
- Ended calendar year 2021 with a strong backlog

Adjusted EBITDA* of $174M, up ~22% YoY

- Net sales up ~11% YoY with growth in all three LOBs
- Positive price-cost contribution from focused execution

Two recent acquisitions; Divested Solar Products business

- Acquired Midway Wholesale on November 1st; Annual sales ~$130M in the Central Midwest including the fast-growing Kansas City MSA
- Acquired Crabtree Siding on January 1st, 2022; Annual sales ~$1M in Tennessee
- Divested Solar Products business, continuing focus on our core customers; Annual sales of ~$110M

Continued to build a culture based on our values

- Celebrated employee resilience during our annual Safety Stand-down
- DE&I training for employees; Expanded hiring avenues via INROADS partnership

*Non-GAAP measure; see Appendix for definition and reconciliation

Notes: All quarterly information and comparisons reflect Continuing Operations which includes the Solar Products business divested on 12/1/21. Percentages within the bar charts represent the present metrics as a % of net sales.

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BEACON

STRATEGIC INITIATIVES

Organic Growth

- Leveraged inflationary environment with strong execution yielding average selling price increase of 15 -16% YoY
- Private label net sales up ~30% YoY in TP'21
- National accounts up ~25% in CY'21

Digital Platform

- ~50% growth in active users vs. prior year quarter
- TP'21 digital sales achieved ~16% of resi sales, well-ahead of prior year exit rate
- Launched PRO+ & becn.com integrated digital experience

Beacon OTC® Network

- Opportunity for $50-100M inventory reduction
- Launched the Houston hub in October; opening of Los Angeles hub anticipated in the first half of CY'22
- OTC branch sales outpaced total sales growth by ~2 percentage points

Branch Operating Performance

- Bottom quintile branch initiative driving improvement across the P&L
- CY'21 contributed >$50M bottom line improvement
- Recalibrating bottom quintile branches for CY'22 improvement

Strategies have demonstrated tangible results laying the groundwork for Ambition 2025

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BEACON

Executive vice president & chief financial officer Frank lonegro

TRANSITION PERIOD SALES AND MIX

Net Sales ($M)



$ 1,577
$ 1,755
+11.3%
CYQ4'20
TP'21

Net Sales Mix



22%
26%
52%
Non-residential
Residential
Complementary

Net Sales by Line of Business ($M)



$ 845
$ 920
+8.9%
$ 398
$ 449
+12.8%
$ 334
$ 386
+15.7%
Residential
Non-residential
Complementary
CYQ4'20
TP'21

Sales growth of ~11%
- Sales growth across all three LOBs vs. strong prior year comp
- Strong market fundamentals and expanding backlog
- Higher prices offset volume declines; Higher non-res mix

Residential sales up ~9%
- Volumes decreased vs. strong prior year shingle comparable
- Residential shingle volume up 12% vs. CYQ4'19
- Price execution drove higher sales

Non-residential sales up ~13%
- Positive price-cost offset inflationary pressure
- Challenging supply chain created longer lead times, strong pipeline

Complementary sales up ~16%
- Higher prices across nearly all products
- Higher lumber prices YoY
- ~80% exposure to residential market

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BEACON

TRANSITION PERIOD MARGIN & EXPENSE

Gross Margin



24.0%
25.4%
26.3%
CYQ4'19
CYQ4'20
TP'21

Headcount**



6,189
6,269
6,460
6,388
6,410
6,620
6,667
6,543
CYQ1'20
CYQ2'20
CYQ3'20
CYQ4'20
CYQ1'21
CYQ2'21
CYQ3'21
TP'21

Operating Expense ($M)



$ 305
$ 355
$ 276
$ 306
19.3%
20.2%
17.5%
17.5%
GAAP
Adj. OpEx*
CYQ4'20
TP'21

Sales Per Hour Worked***
(Indexed to CYQ1'20)



100
145
137
139
121
148
146
152
CYQ1'20
CYQ2'20
CYQ3'20
CYQ4'20
CYQ1'21
CYQ2'21
CYQ3'21
TP'21

Gross margin up >90 bps YoY
- Price-cost ~110 bps favorable
- Slightly higher unfavorable mix

Adj. OpEx* increased by ~$30M YoY; remained flat as % of sales
- Higher wages, benefits, lease and fleet costs, primarily related to inflation
- Higher selling expenses largely driven by T&E
- Staffed to meet growing backlog

Labor productivity continues
- Up more than 50% from pre-pandemic levels

*Non-GAAP measure; see Appendix for definition and reconciliation **Headcount does not include acquisitions
***Hours worked reflect all company-wide hourly employees, but exclude salaried/commission-based personnel
Notes: All quarterly information and comparisons reflect Continuing Operations.
Percentages within the bar charts represent the present metrics as a % of net sales.

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BEACON

$300 $350 $995 $0 STRENGTHENED FINANCIAL FLEXIBILITY Solid cash flow and strong liquidity TP’21 Adjusted OCF* $60M vs. negative Adjusted OCF* in typical calendar fourth quarter Product availability remains a priority Investing in inventory to meet growing backlog Balance sheet significantly “de-risked” Net debt leverage* steady at 2.1x No meaningful debt due until 2026 Enabling investment in growth Opened Houston Hub in October Three greenfield branches opened in CY’21 Midway Wholesale acquired on Nov 1st,, 2021 Crabtree Siding acquired on Jan 1st, 2022 Set to invest in value-creating opportunities to achieve Ambition 2025 *Non-GAAP measure; see Appendix for definition and reconciliation **All periods presented are balances from continuing operations only ***Calculation for these periods include amounts derived from combined operations – see slide 16 & 17 for further detail ****Calendar year maturities shown as of TP’21; excl impact of debt issuance cost amortization & required $10M annual paydown of 2028 Term Loan

President & chief executive officer Julian francis

Early perspectives on CY’22 Underlying pace of demand remains positive across all lines of business Challenging supply chain & lengthening project cycle times still evident Inflationary pressures expected to persist CYQ1’22 expectations Net sales to be up HSD YoY January 2022 sales up DD YoY Gross margins expected to be approximately up 40 – 60 bps YoY Full-year CY’22 indications Focused on controllable areas: pricing execution, product availability and cost focus Expect net sales growth of MSD – HSD YoY Anticipate Adj. EBITDA* of $685 – $725M Closing thoughts *Non-GAAP measure; see Appendix for definition and reconciliation Note: All quarterly information, forecasts and comparisons reflect Continuing Operations. Beacon is strategically and financially positioned for continued growth

Reconciliations: non-gaap financial measures results by Quarter (Continuing operations) We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. We define Adjusted EBITDA as net income (loss) from continuing operations excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. * Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts. For additional information see our latest Form 8-K, filed with the SEC on February 3, 2022.

Reconciliations: non-gaap financial measures ADJUSTED OPERATING CASH FLOW We define Adjusted Operating Cash Flow as net cash provided by (used in) operating activities (as calculated on a GAAP basis) excluding the impact of discontinued operations and other non-recurring cash activity related to the Company’s divestiture of its Interior Products business to Foundation Building Materials (“FBM”). * Net cash collected on behalf of, and repaid to, FBM as part of the ongoing transaction services agreement.

Reconciliations: non-gaap financial measures Net debt leverage We define Net Debt Leverage as gross total debt less cash, divided by Adjusted EBITDA for the trailing four quarters. * Historical quarterly Adjusted EBITDA totals used in the calculation of Net Debt Leverage are presented on an as-reported basis, therefore the calculations for the periods ended March 31, June 30, and September 30, 2020 are based on Adjusted EBITDA from combined operations (see slide 17 for reconciliations). Beginning with the period ended December 31, 2020, the Company began presenting its Interior Products business as discontinued operations, therefore the calculations of Net Debt Leverage for the periods ended December 31, 2020 and forward are based on Adjusted EBITDA from continuing operations (see slide 14 for reconciliations).

Reconciliations: non-gaap financial measures Certain 2019-2020 results by Fiscal Quarter (combined operations) This table is presented for purposes of reconciling Adjusted EBITDA amounts utilized in the calculation of Net Debt Leverage for historical periods presented on slide 16. We define Adjusted EBITDA as net income (loss) excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, restructuring costs, and costs directly related to the COVID-19 pandemic. * Three months ended 3/31/2020 amount includes the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Company’s rebranding efforts.

Reconciliations: non-gaap financial measures *Composed of Acquisition costs, Restructuring costs and COVID-19 impacts. 2022 guidance: Adjusted ebitda